UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2025

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

First Amendment to Burlington Stores, Inc. 2022 Omnibus Incentive Plan

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Burlington Stores, Inc. (the "Company") held on May 20, 2025, the Company’s stockholders approved the First Amendment (the "First Amendment") to the Burlington Stores, Inc. 2022 Omnibus Incentive Plan (the “Amended 2022 Plan”). The First Amendment provides for an increase in the number of shares of Company common stock subject to the Amended 2022 Plan by 3,100,000 and clarifies that shares tendered to the Company or withheld by the Company subject to a stock appreciation right will not be made available again for issuance under the Amended 2022 Plan.

A more complete description of the First Amendment and the Amended 2022 Plan is contained in the definitive proxy statement for the Annual Meeting (the "Proxy Statement"), which was filed with the Securities and Exchange Commission on April 3, 2025, which description is incorporated by reference herein. The foregoing descriptions and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

A total of 60,442,014 shares of the Company’s common stock, representing approximately 96% of the shares outstanding and eligible to vote and constituting a quorum, were voted at the Annual Meeting. The Company’s stockholders voted on the following proposals at the Annual Meeting:

•
the election of four directors of the Company to serve for a term of one year;
•
the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending January 31, 2026;
•
an advisory vote regarding the compensation of the Company’s named executive officers; and
•
the approval of the Amended 2022 Plan.

The proposals are described in more detail in the Proxy Statement. The final voting results with respect to each proposal are set forth below.

1.
Election of Directors

NAme	For	Against	Abstained	Broker Non-Votes
Shira Goodman	59,480,142	17,967	15,824	928,081
John Mahoney	58,834,500	664,095	15,338	928,081
Laura Sen	59,420,031	78,662	15,240	928,081
Paul Sullivan	58,134,191	1,364,594	15,148	928,081

2.
Ratification of Appointment of Independent Registered Certified Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
58,702,889	1,723,801	15,324	N/A
3.
Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstained	Broker Non-Votes
53,015,094	6,473,424	25,415	928,081

4.
Approval of Amended 2022 Plan

For	Against	Abstained	Broker Non-Votes
56,723,678	2,770,793	19,462	928,081

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Burlington Stores, Inc. 2022 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ David Glick
David Glick Group Senior Vice President of Investor Relations and Treasurer

Date: May 27, 2025